                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


          The undersigned does hereby appoint Douglas W. Leatherdale, Patrick A. Thiele, Andrew I. Douglass and Bruce A. Backberg, and each of them severally, his true and lawful attorneys to execute on behalf of the undersigned a Registration Statement on Form S-3 relating to the registration of (i) Convertible Monthly Income Preferred Securities ("Convertible MIPSs") representing preferred limited liability company interests of St. Paul Capital L.L.C. ("St. Paul Capital"); (ii) Convertible Subordinated Debentures of The St. Paul Companies, Inc. (the "Corporation"); (iii) Series C Convertible Preferred Stock of the Corporation; (iv) Depositary Shares of the Corporation; (v) Common Stock of the Corporation; (vi) Stock Purchase Rights of the Corporation; and
(vii) a Guarantee of the Corporation with respect to the Convertible MIPSs of St. Paul Capital, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; each of such attorneys shall have the power to act hereunder with or without the others.





Dated:  April 5, 1995                             /s/ MICHAEL R. BONSIGNORE
                                                  ------------------------------
                                                      Michael R. Bonsignore

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


          The undersigned does hereby appoint Douglas W. Leatherdale, Patrick A. Thiele, Andrew I. Douglass and Bruce A. Backberg, and each of them severally, his true and lawful attorneys to execute on behalf of the undersigned a Registration Statement on Form S-3 relating to the registration of (i) Convertible Monthly Income Preferred Securities ("Convertible MIPSs") representing preferred limited liability company interests of St. Paul Capital L.L.C. ("St. Paul Capital"); (ii) Convertible Subordinated Debentures of The St. Paul Companies, Inc. (the "Corporation"); (iii) Series C Convertible Preferred Stock of the Corporation; (iv) Depositary Shares of the Corporation; (v) Common Stock of the Corporation; (vi) Stock Purchase Rights of the Corporation; and
(vii) a Guarantee of the Corporation with respect to the Convertible MIPSs of St. Paul Capital, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; each of such attorneys shall have the power to act hereunder with or without the others.





Dated:  April 5, 1995                             /s/ JOHN H. DASBURG
                                                  ------------------------------
                                                      John H. Dasburg

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


          The undersigned does hereby appoint Douglas W. Leatherdale, Patrick A. Thiele, Andrew I. Douglass and Bruce A. Backberg, and each of them severally, his true and lawful attorneys to execute on behalf of the undersigned a Registration Statement on Form S-3 relating to the registration of (i) Convertible Monthly Income Preferred Securities ("Convertible MIPSs") representing preferred limited liability company interests of St. Paul Capital L.L.C. ("St. Paul Capital"); (ii) Convertible Subordinated Debentures of The St. Paul Companies, Inc. (the "Corporation"); (iii) Series C Convertible Preferred Stock of the Corporation; (iv) Depositary Shares of the Corporation; (v) Common Stock of the Corporation; (vi) Stock Purchase Rights of the Corporation; and
(vii) a Guarantee of the Corporation with respect to the Convertible MIPSs of St. Paul Capital, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; each of such attorneys shall have the power to act hereunder with or without the others.





Dated:  April 5, 1995                             /s/ W. JOHN DRISCOLL
                                                  ------------------------------
                                                      W. John Driscoll

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


          The undersigned does hereby appoint Douglas W. Leatherdale, Patrick A. Thiele, Andrew I. Douglass and Bruce A. Backberg, and each of them severally, his true and lawful attorneys to execute on behalf of the undersigned a Registration Statement on Form S-3 relating to the registration of (i) Convertible Monthly Income Preferred Securities ("Convertible MIPSs") representing preferred limited liability company interests of St. Paul Capital L.L.C. ("St. Paul Capital"); (ii) Convertible Subordinated Debentures of The St. Paul Companies, Inc. (the "Corporation"); (iii) Series C Convertible Preferred Stock of the Corporation; (iv) Depositary Shares of the Corporation; (v) Common Stock of the Corporation; (vi) Stock Purchase Rights of the Corporation; and
(vii) a Guarantee of the Corporation with respect to the Convertible MIPSs of St. Paul Capital, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; each of such attorneys shall have the power to act hereunder with or without the others.





Dated:  April 5, 1995                             /s/ PIERSON M. GRIEVE
                                                  ------------------------------
                                                      Pierson M. Grieve

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


          The undersigned does hereby appoint Douglas W. Leatherdale, Patrick A. Thiele, Andrew I. Douglass and Bruce A. Backberg, and each of them severally, his true and lawful attorneys to execute on behalf of the undersigned a Registration Statement on Form S-3 relating to the registration of (i) Convertible Monthly Income Preferred Securities ("Convertible MIPSs") representing preferred limited liability company interests of St. Paul Capital L.L.C. ("St. Paul Capital"); (ii) Convertible Subordinated Debentures of The St. Paul Companies, Inc. (the "Corporation"); (iii) Series C Convertible Preferred Stock of the Corporation; (iv) Depositary Shares of the Corporation; (v) Common Stock of the Corporation; (vi) Stock Purchase Rights of the Corporation; and
(vii) a Guarantee of the Corporation with respect to the Convertible MIPSs of St. Paul Capital, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; each of such attorneys shall have the power to act hereunder with or without the others.





Dated:  April 5, 1995                             /s/ RONALD JAMES
                                                  ------------------------------
                                                      Ronald James

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


          The undersigned does hereby appoint Douglas W. Leatherdale, Patrick A. Thiele, Andrew I. Douglass and Bruce A. Backberg, and each of them severally, his true and lawful attorneys to execute on behalf of the undersigned a Registration Statement on Form S-3 relating to the registration of (i) Convertible Monthly Income Preferred Securities ("Convertible MIPSs") representing preferred limited liability company interests of St. Paul Capital L.L.C. ("St. Paul Capital"); (ii) Convertible Subordinated Debentures of The St. Paul Companies, Inc. (the "Corporation"); (iii) Series C Convertible Preferred Stock of the Corporation; (iv) Depositary Shares of the Corporation; (v) Common Stock of the Corporation; (vi) Stock Purchase Rights of the Corporation; and
(vii) a Guarantee of the Corporation with respect to the Convertible MIPSs of St. Paul Capital, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; each of such attorneys shall have the power to act hereunder with or without the others.





Dated:  April 5, 1995                             /s/ WILLIAM H. KLING
                                                  ------------------------------
                                                      William H. Kling

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


          The undersigned does hereby appoint Douglas W. Leatherdale, Patrick A. Thiele, Andrew I. Douglass and Bruce A. Backberg, and each of them severally, his true and lawful attorneys to execute on behalf of the undersigned a Registration Statement on Form S-3 relating to the registration of (i) Convertible Monthly Income Preferred Securities ("Convertible MIPSs") representing preferred limited liability company interests of St. Paul Capital L.L.C. ("St. Paul Capital"); (ii) Convertible Subordinated Debentures of The St. Paul Companies, Inc. (the "Corporation"); (iii) Series C Convertible Preferred Stock of the Corporation; (iv) Depositary Shares of the Corporation; (v) Common Stock of the Corporation; (vi) Stock Purchase Rights of the Corporation; and
(vii) a Guarantee of the Corporation with respect to the Convertible MIPSs of St. Paul Capital, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; each of such attorneys shall have the power to act hereunder with or without the others.





Dated:  April 5, 1995                             /s/ BRUCE K. MACLAURY
                                                  ------------------------------
                                                      Bruce K. MacLaury

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


          The undersigned does hereby appoint Douglas W. Leatherdale, Patrick A. Thiele, Andrew I. Douglass and Bruce A. Backberg, and each of them severally, his true and lawful attorneys to execute on behalf of the undersigned a Registration Statement on Form S-3 relating to the registration of (i) Convertible Monthly Income Preferred Securities ("Convertible MIPSs") representing preferred limited liability company interests of St. Paul Capital L.L.C. ("St. Paul Capital"); (ii) Convertible Subordinated Debentures of The St. Paul Companies, Inc. (the "Corporation"); (iii) Series C Convertible Preferred Stock of the Corporation; (iv) Depositary Shares of the Corporation; (v) Common Stock of the Corporation; (vi) Stock Purchase Rights of the Corporation; and
(vii) a Guarantee of the Corporation with respect to the Convertible MIPSs of St. Paul Capital, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; each of such attorneys shall have the power to act hereunder with or without the others.





Dated:  April 5, 1995                             /s/ IAN A. MARTIN
                                                  ------------------------------
                                                      Ian A. Martin

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


          The undersigned does hereby appoint Douglas W. Leatherdale, Patrick A. Thiele, Andrew I. Douglass and Bruce A. Backberg, and each of them severally, his true and lawful attorneys to execute on behalf of the undersigned a Registration Statement on Form S-3 relating to the registration of (i) Convertible Monthly Income Preferred Securities ("Convertible MIPSs") representing preferred limited liability company interests of St. Paul Capital L.L.C. ("St. Paul Capital"); (ii) Convertible Subordinated Debentures of The St. Paul Companies, Inc. (the "Corporation"); (iii) Series C Convertible Preferred Stock of the Corporation; (iv) Depositary Shares of the Corporation; (v) Common Stock of the Corporation; (vi) Stock Purchase Rights of the Corporation; and
(vii) a Guarantee of the Corporation with respect to the Convertible MIPSs of St. Paul Capital, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; each of such attorneys shall have the power to act hereunder with or without the others.





Dated:  April 5, 1995                               /s/ GLEN D. NELSON
                                                  ------------------------------
                                                        Glen D. Nelson

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


          The undersigned does hereby appoint Douglas W. Leatherdale, Patrick A. Thiele, Andrew I. Douglass and Bruce A. Backberg, and each of them severally, his true and lawful attorneys to execute on behalf of the undersigned a Registration Statement on Form S-3 relating to the registration of (i) Convertible Monthly Income Preferred Securities ("Convertible MIPSs") representing preferred limited liability company interests of St. Paul Capital L.L.C. ("St. Paul Capital"); (ii) Convertible Subordinated Debentures of The St. Paul Companies, Inc. (the "Corporation"); (iii) Series C Convertible Preferred Stock of the Corporation; (iv) Depositary Shares of the Corporation; (v) Common Stock of the Corporation; (vi) Stock Purchase Rights of the Corporation; and
(vii) a Guarantee of the Corporation with respect to the Convertible MIPSs of St. Paul Capital, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; each of such attorneys shall have the power to act hereunder with or without the others.





Dated:  April 5, 1995                               /s/ ANITA M. PAMPUSCH
                                                  ------------------------------
                                                        Anita M. Pampusch